Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, J. Michael French, President, Chief Executive Officer and Director of MDRNA, Inc. (“MDRNA”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of MDRNA on Form 10-Q for the fiscal quarter ended September 30, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of MDRNA.

Date: November 12, 2009

By:	/s/ J. Michael French
Name:	J. Michael French
Title:	Chief Executive Officer and President

A signed original of this written statement required by Section 906 has been provided to MDRNA and will be retained by MDRNA and furnished to the Securities Exchange Commission or its staff upon request.

This certification accompanies each periodic report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by MDRNA for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.